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                                                                 EXHIBIT 10.10.1


                              AMENDMENT NUMBER ONE
                                     TO THE
                        HAVERTY FURNITURE COMPANIES, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

       WHEREAS, Haverty Furniture Companies, Inc. (the "Corporation") established the Haverty Furniture Companies, Inc. Supplemental Executive Retirement Plan (the "Plan"), effective as of January 1, 1996; and

       WHEREAS, the Corporation reserved the right in Section 7.1 of the Plan to amend said Plan by action of its Board of Directors; and

       WHEREAS, the Board is now desirous of approving a formal amendment to the Plan in order to provide for (1) the addition of new participants to the Plan, and (2) the adoption of special benefits for named participants, both as determined by the Board.

       NOW THEREFORE, the Plan is amended, effective January 1, 1999, in the following respects:

1.       Amend Article I to add a new Section 1.16 to read as follows:

              "1.16 APPENDIX (OR APPENDICES). "Appendix (or Appendices)" means, collectively or individually as the context may indicate, each Appendix attached hereto and made a part of the Plan. Each Appendix describes provisions of the Plan, as determined pursuant to Section 4.7, as they apply to a particular Participant."

2. Amend Article II by adding a new paragraph to the end of said Article to read as follows:

              "Any other Employee who is among a select group of management or highly compensated Employees of the Corporation and who is designated by the Board of Directors shall be eligible to participate in the Plan as of the date determined by the Board of Directors."

3. Amend Article IV by adding a new Section 4.7 to read as follows:

              "4.7 SPECIAL BENEFITS. Notwithstanding anything in this Plan to the contrary, the Board may decide to offer Special Benefits to a named Participant upon his termination of employment with the Corporation. Provisions relating to the effective date, the amount of, timing and form of payment of such benefits shall be set forth in an Appendix."

4. Amend the Plan by adding Appendix A to the Plan, as attached hereto and made part of this Amendment Number One.


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                        HAVERTY FURNITURE COMPANIES, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                                   APPENDIX A
                   SPECIAL BENEFITS APPLICABLE TO JOAN S. NAGY

With respect to Participant Joan S. Nagy, the provisions of this Appendix A shall apply pursuant to Section 4.7 of the Plan:

                           SPECIAL RETIREMENT BENEFIT

1. EFFECTIVE DATE: The provisions of this Appendix A shall apply effective as of July 1, 1999.

2. AMOUNT AND FORM OF SPECIAL BENEFIT: The following benefits shall be payable:

(a) An annual benefit equal to $10,000. Such benefit shall be payable in monthly installments of $833.33 for the Participant's life. Upon the Participant's death, no survivor benefits shall be payable.

(b)               A monthly benefit of $204.50 equal to the difference between
                  (i) the monthly amount of $1,646.89 that would have been paid to the Participant from the Retirement Plan had she been credited with 18 years of service and her pay had not been limited pursuant to Code Section 401(a)(17), and (ii) the Participant's actual Retirement Plan Benefit of $1,442.39.

                  The monthly benefit of $204.50 is the amount that will be payable for the Participant's lifetime, with no survivor benefits payable upon her death. However, the benefit payable under this paragraph (b) must be paid in the same form as the benefit payable to the Participant under the Retirement Plan. The monthly amount of $204.50 will therefore be adjusted, if necessary, to the amount payable under the form of benefit elected by the Participant for benefits payable from the Retirement Plan.

                  The benefit described in this paragraph (b) includes the amount otherwise payable pursuant to Section 4.1 of the Plan and is not in addition to such amount.